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                                                                   EXHIBIT 23.14

                       [LETTERHEAD OF WERTHEIM & COMPANY]

                              ACCOUNTANTS' CONSENT

  We consent to the use of our report incorporated herein by reference into the Registration Statement on Form S-4 (Registration No. 333-49611) and to the reference to our firm under the heading "Experts."

                                          /s/ Wertheim & Company

New York, New York

June 5, 1998